Exhibit 99.3
EXPENSIFY ANNOUNCES SHARE REPURCHASE PROGRAM

The program authorizes up to $50 million of Class A common stock to be repurchased.

PORTLAND, Ore.--(BUSINESS WIRE)--May 12, 2022-- Expensify, Inc. (Nasdaq: EXFY), a payments superapp that helps individuals and businesses around the world simplify the way they manage money across expenses, corporate cards and bills, today announced that its Board of Directors approved a new share repurchase program with authorization to purchase up to $50 million of shares of its Class A common stock.

“With the current market volatility due to macroeconomic conditions, we believe there is, and could continue to be, an attractive buying opportunity for our stock. Our positive free cash flow puts us in a good position to be able to initiate a buyback program and return value to our shareholders,” said Expensify CFO, Ryan Schaffer.

The new share repurchase program is designed to return value to shareholders by offsetting dilution from stock issuances and reducing share count over time. Expensify may repurchase shares from time to time through open market purchases, in privately negotiated transactions or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. The timing and total amount of stock repurchases will depend upon business, economic and market conditions, corporate and regulatory requirements, prevailing stock prices, restrictions under the terms of our loan agreements and other considerations. This program has no termination date, may be suspended or discontinued at any time and does not obligate the company to acquire any amount of common stock.

Forward-Looking Statements

Forward-looking statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our intended share repurchases and expected shareholder benefits; expected funding through cash generated from operations; and our expected future free cash flow generation. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; the war in Ukraine and escalating geopolitical tensions as a result of Russia's invasion of Ukraine; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual

Exhibit 99.3
property; general economic conditions in either domestic or international markets, including the societal and economic impact of the COVID-19 pandemic, and geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

About Expensify

Expensify is a payments superapp that helps individuals and businesses around the world simplify the way they manage money. More than 10 million people use Expensify's free features, which include corporate cards, expense tracking, next-day reimbursement, invoicing, bill pay, and travel booking in one app. All free. Whether you own a small business, manage a team, or close the books for your clients, Expensify makes it easy so you have more time to focus on what really matters.